PACE® Select Advisors Trust

PACE® International Emerging Markets Equity Investments

Supplement to the Statement of Additional Information ("SAI") dated November 27, 2019

February 5, 2020

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment advisory arrangements for PACE International Emerging Markets Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). RWC Asset Advisors (US) LLC ("RWC") has been a subadvisor to the fund since September 2019. RWC entered into a transaction (the "RWC Transaction") that provided for the sale of a minority equity interest in RWC Partners Limited, RWC's parent company, from Schroder International Holdings Limited ("Schroders") to Lincoln Peak Capital Management, LLC ("Lincoln Peak") and current employees of RWC and its affiliates, effective January 31, 2020. Subsequent to the closing of the RWC Transaction, Lincoln Peak owns 28% of the equity interests in RWC Partners Limited and the remaining 18% of equity interests that were transferred is owned by current employees of RWC and its affiliates. The RWC Transaction resulted in an assignment of the sub-advisory agreement between RWC and UBS Asset Management (Americas) Inc. ("UBS AM"), with respect to the fund for purposes of the Investment Company Act of 1940, as amended.

In anticipation of the RWC Transaction, and at the recommendation of UBS AM, the Board had approved a new sub-advisory agreement with RWC to become effective upon the consummation of the RWC Transaction. Accordingly, effective as of the close of business on January 31, 2020, RWC continues to manage an allocated portion of the fund. The terms of the new sub-advisory agreement with RWC are substantially identical to those of the former sub-advisory agreement with RWC. No material changes are expected to occur with respect to the management of RWC's allocated portion of the fund.

Effective as of January 31, 2020, the section captioned "Investment advisory arrangements" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 99 of the SAI is revised by replacing the last sentence of that section with the following:

RWC Partners Limited is majority-owned by its and its affiliates' current and former employees and minority-owned by Lincoln Peak Capital Management, LLC.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1041